Security Equity Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated December 8, 2011
to the Current Statement of Additional Information

The Statement of Additional Information is amended by adding the paragraph below immediately following the Section, “Purchases for Retirement Plans”:

Retirement Account Fees. An annual maintenance fee of $15 will be charged on the following retirement plan accounts: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Rydex | SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex | SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Rydex | SGI will waive the annual maintenance fee if a liquidation fee is being charged. The annual maintenance fee does not apply with respect to accounts under employer-sponsored retirement plans for which Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services.

The Statement of Additional Information is also amended by replacing the first paragraph of the section titled “Investment Management” on page 46 with the following:

The Investment Manager, Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, has served as investment adviser to Security Large Cap Value Fund, Security Equity Fund, and Security Mid Cap Growth Fund since April 1, 1964, January 1, 1964, and April 22, 1965, respectively. The Investment Manager also acts as investment adviser to Security Income Fund and SBL Fund, and since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. The Investment Manager is a wholly owned subsidiary of SBC. On July 30, 2010, Guggenheim SBC Holdings, LLC, an investor group managed by Guggenheim Partners, LLC ("Guggenheim"), acquired control of SBC. Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision.

Please Retain This Supplement For Future Reference